SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: September 27, 2007

(Date of earliest event reported)

BIO-RAD LABORATORIES, INC.

(exact name of registrant as specified in its charter)

Delaware	1-7928	94-1381833
(State or other jurisdiction of incorporation or organization)	Commission File Number:	(I.R.S. Employer Identification No.)

1000 Alfred Nobel Dr.

Hercules, California 94547

(Address of Principal executive offices, including zip code)

(510) 724-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

Bio-Rad Laboratories, Inc. (the “Company”) entered into Amendment No. 2 to Amended and Restated Credit Agreement, dated as of September 27, 2007, but effective as of September 28, 2007 (“Amendment No. 2”), by and among the Company, the lenders referred to therein and JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA (Main Office Chicago), as lender and contractual representative), which amends certain provisions of its Amended and Restated Credit Agreement dated as of June 21, 2005, as amended on August 26, 2005 (the “Credit Agreement”), including (i) increasing the amount of borrowings permissible under the Credit Agreement to $200 million, which may be increased up to an additional $50 million under certain conditions, and (ii) amending certain covenants to permit the acquisition by the Company of DiaMed Holding AG, including but not limited to the incurrence of certain indebtedness and liens in connection with such acquisition.

The description of Amendment No. 2 does not purport to be complete and is qualified in its entirety by reference to Amendment No. 2, which is filed as an exhibit to this report and incorporated by reference herein.

ITEM 2.01.	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On October 1, 2007, the Company completed its acquisition of approximately 77.7% of the outstanding shares of DiaMed Holding AG pursuant to, and in accordance with, the terms of the Share Purchase Agreement, dated as of May 14, 2007 (the “Share Purchase Agreement”). The Company paid approximately 477 million Swiss francs in cash in connection with the acquisition.

The description of the Share Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Share Purchase Agreement, which is filed as Exhibit 2.1 to the Company’s quarterly report on Form 10-Q for the quarter ended June 30, 2007 and incorporated by reference herein.

ITEM 7.01.	REGULATION FD DISCLOSURE.

On October 2, 2007, the Company issued a press release announcing that it has completed its acquisition of approximately 77.7% of the outstanding shares of DiaMed Holding AG. A copy of the press release is furnished as Exhibit 99.1 to this Current Report and shall not be deemed “filed” under the Securities Exchange Act of 1934, as amended.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

The financial information required to be filed by Item 9.01 of Form 8-K in connection with the transaction described in Item 2.01 above will be filed by amendment not later than 71 calendar days after the date that the initial report on Form 8-K was required to be filed.

(d) Exhibits.

Exhibit Number	Description
4.1	Amendment No. 2 to Amended and Restated Credit Agreement dated as of September 27, 2007 among Bio-Rad Laboratories, Inc., the lenders referred to herein, and JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA (Main Office Chicago), as lender and contractual representative.

99.1	Press Release of Bio-Rad Laboratories, Inc. dated October 2, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-RAD LABORATORIES, INC.

Date: October 3, 2007	By:	/s/ Christine A. Tsingos
Christine A. Tsingos
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
4.1	Amendment No. 2 to Amended and Restated Credit Agreement dated as of September 27, 2007 among Bio-Rad Laboratories, Inc., the lenders referred to herein, and JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA (Main Office Chicago), as lender and contractual representative.

99.1	Press Release of Bio-Rad Laboratories, Inc. dated October 2, 2007.